UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2014

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23265	94-3267443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8510 Colonnade Center Drive Raleigh, North Carolina	27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 862-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 2, 2014, Salix Pharmaceuticals, Ltd. (the “Company”) completed its acquisition of Santarus, Inc. (Santarus”). To finance a portion of the acquisition, the Company issued $750,000,000 aggregate principal amount of its 6.00% Senior Notes due 2021 (the “Initial Notes”) in a private placement on December 27, 2013. The Initial Notes are fully and unconditionally guaranteed on a joint and several basis by Salix Pharmaceuticals, Inc. (“Salix Inc.”), Oceana Therapeutics, Inc. (“Oceana”) and Santarus (collectively, the “Guarantors”).

This report is being filed in connection with the Company’s Registration Statement on Form S-4 (the “Registration Statement”), under which the Company intends to offer to exchange new notes that have been registered under the Securities Act (the “Exchange Notes”) for the Initial Notes. The Registration Statement also will register the offer and issuance of guarantees relating to the Exchange Notes and the Guarantors accordingly are co-registrants to the Registration Statement. This report contains updated audited consolidated financial statements of the Company as of and for the year ended December 31, 2013 (the “Updated Company Financial Statements”) pursuant to Instruction 1 to Rule 3-10(f) of Regulation S-X. The Updated Company Financial Statements add Note 15, “Condensed Consolidating Financial Information for Guarantors,” to provide additional information with respect to Salix Inc. and Oceana, which are the Guarantors that were subsidiaries of the Company on December 31, 2013. In addition, the Company is filing herewith the audited financial statements of Santarus for its year ended December 31, 2013 in accordance with the requirements of Rule 3-10(g) of Regulation S-X.

The Updated Company Financial Statements are filed as Exhibit 99.3 to this Current Report on Form 8-K and have been revised solely to include the new footnote described above. Except as described in this Item 8.01, this Current Report does not modify or update the disclosures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Audited Consolidated Financial Statements of Santarus as of the years ended December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013 are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

(b) Pro forma financial information.

Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the year ended December 31, 2013, showing the pro forma effects of the Company’s acquisition of Santarus, and related notes, are filed as Exhibit 99.2 to this report and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm with respect to the Santarus audited consolidated financial statements.

23.2	Consent of Independent Registered Public Accounting Firm with respect to the Updated Company Financial Statements.

99.1	Audited Consolidated Financial Statements of Santarus, Inc. as of and the years ended December 31, 2013 and December 31, 2012 and for each of the years in the three-year period ended December 31, 2013.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

99.3	Updated Audited Consolidated Financial Statements of Salix Pharmaceuticals, Ltd. as of December 31, 2013 and 2012, and for each of the years in the three-year period ended December 31, 2013.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2014	SALIX PHARMACEUTICALS, LTD.

	By:	/s/ Timothy J. Creech
Timothy J. Creech
Senior Vice President, Finance and Administrative Services

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm with respect to the Santarus audited consolidated financial statements.

23.2	Consent of Independent Registered Public Accounting Firm with respect to the Updated Company Financial Statements.

99.1	Audited Consolidated Financial Statements of Santarus, Inc. as of the years ended December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

99.3	Updated Audited Consolidated Financial Statements of Salix Pharmaceuticals, Ltd. as of December 31, 2013 and 2012, and for each of the years in the three-year period ended December 31, 2013.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.